UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PURE CYCLE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PURE CYCLE CORPORATION
8451 Delaware Street

Thornton, Colorado 80260
(303) 292-3456

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on January 17, 2006

TO OUR STOCKHOLDERS:

You are cordially invited to attend an Annual Meeting of the Stockholders of PURE CYCLE CORPORATION.  The Meeting will be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis, Graham & Stubbs, on January 17, 2006 at 2 p.m. Mountain Time for the following purposes:

1.               To elect a board of five directors to serve until the next Annual Meeting of Stockholders, or until their successors are elected and have qualified.

2.               To ratify the appointment of Anton Collins Mitchell LLP as the independent registered public accounting firm for the 2006 fiscal year.

3.               To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only stockholders of record as of 5:00 p.m. Mountain Time on December 1, 2005 will be entitled to notice of or to vote at this Meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scott E. Lehman
Scott E. Lehman, Secretary

December 12, 2005

PURE CYCLE CORPORATION
8451 Delaware Street

Thornton, Colorado 80260
(303) 292-3456

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To be held on January 17, 2006

ABOUT THE MEETING

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the board of directors of PURE CYCLE CORPORATION (the “Company”) for use at the Annual Meeting of stockholders of the Company (the “Meeting”) to be held at 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, at the offices of Davis, Graham & Stubbs on January 17, 2006 at 2 p.m. Mountain Time or at any adjournment thereof.

Proxies were first mailed to stockholders on or about December 12, 2005 and will be solicited chiefly by mail. The cost of soliciting proxies is being paid by the Company.  In addition to the mailings, the Company’s officers, directors and other regular employees may, without additional compensation, solicit proxies personally or by other appropriate means.

What is the purpose of the Meeting?

At the Meeting, stockholders are asked to act upon the matters outlined above in the Notice of Annual Meeting of Stockholders and as described in this proxy statement.  The matters to be considered are the election of directors, ratification of the appointment of the Company’s independent auditors for the fiscal year ending August 31, 2006, and such other matters as may properly come before the meeting.  Additionally, management will be available to respond to appropriate questions.

Who is entitled to vote at the meeting?

Only stockholders of record as of 5 p.m. Mountain Time on December 1, 2005 (the Record Date), are entitled to vote on matters presented at the Meeting.  If you were a stockholder on that date, you will be entitled to vote all of the shares that you held, on that date, at the Meeting, or any postponements or adjournments thereof.  On December 1, 2005, 14,443,994 shares of the Company’s 1/3 of $.01 par value common stock (“common stock”) were issued and outstanding.

What are the voting rights of the stockholders entitled to vote?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter acted upon.  There is no cumulative voting.

How do I vote my shares without attending the Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are the stockholder of record, you may vote your shares by completing, signing and dating the enclosed proxy card and then mailing it to the Company’s transfer agent in the pre-addressed envelope provided.  You may also vote your shares by phone by calling the Company’s transfer agent at the number listed on the proxy card.  If your shares are held beneficially in street name, you may vote your shares by following the instructions provided by your broker.

May I revoke or change my vote?

A proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Meeting and voting in person.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally stockholders provide written comments on their proxy cards, which are forwarded to management of the Company.

What is the voting requirement to approve each of the proposals?

The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors.  This means that the nominees receiving the most votes, by those eligible to vote, will be elected.  You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees; however, a “withheld” vote or a broker “non-vote” (defined below) will have no effect on the outcome of the election.

An affirmative vote of the majority of the shares of common stock represented and entitled to vote at the Meeting, assuming a quorum is present, is necessary for the approval of proposal 2 and other matters.  For proposal 2, and any other business matters to be voted on, you may vote “FOR,” “AGAINST,” or you may “ABSTAIN.”  For the purpose of determining whether a proposal (except for the election of directors) has received a majority vote, abstentions will be included in the vote totals.  An abstention has the same effect as a negative vote.  Broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If no specification is made, then the shares will be voted “FOR” the directors nominated by the board of directors and “FOR” Proposal 2 and otherwise, in accordance with the recommendations of the board of directors.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum at the Meeting for the election of directors and for the other proposals.  Abstentions and broker “non-votes” are counted for the purposes of determining whether a quorum is present at Meeting.

What happens if additional matter are presented at the Meeting?

Other than the two items of business described in this proxy, the Company is not aware of any other business to be acted upon at the Meeting.  If you grant a proxy, the persons named as proxy-holders, Mark W. Harding and Harrison H. Augur, will have the discretion to vote your shares on any additional matter properly presented for a vote at the Meeting.  If for any unforeseen reason any of our director nominees are not available for election at the date of the Meeting, then the named proxy-holders will vote your shares for such other candidates as may be nominated by the board.

What if multiple stockholders share the same address?

The Company has adopted a procedure approved by the Securities and Exchange Commission (the “SEC”), called “householding,” which reduces printing costs and postage fees.  Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the annual report and proxy statement unless one or more of these stockholders notify the Company that they wish to continue receiving individual copies.  Stockholders who do not participate in householding will continue to receive separate proxy cards.

If a stockholder of record residing at such an address wishes to receive a separate document in the future, he or she may contact our transfer agent at Computershare Investor Services, 350 Indiana St., Suite #800, Golden, CO 80401, telephone (303) 262-0600, or write to the Company’s Secretary at the Company’s address set forth above.  Eligible stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.  If shares are owned through a bank, broker or other nominee, the holder can request householding by contacting the nominee.

Where can I find the voting results of the Meeting?

The Company intends to announce preliminary results at the Meeting and will publish final results in the Form 10-Q for the quarter ending February 28, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of December 1, 2005, the beneficial ownership of the Company’s issued and outstanding common stock by (i) each person who owns of record (or is known by the Company to own beneficially) 5% or more of the common stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer and (iv) all directors and executive officers as a group.  Except as otherwise indicated, the Company believes that each of the beneficial owners of the stock listed has sole investment and voting power with respect to such shares, based on information filed by such person with the Securities and Exchange Commission or based on information provided by such stockholders to the Company.

COMMON STOCK

Name and Address of Beneficial Owner	Number of Common Stock Shares		Percent of Outstanding Common Shares

Mark W. Harding 8451 Delaware St. Thornton, CO 80260	887,500	(1)	5.8%

Harrison H. Augur P.O. Box 4389 Aspen, CO 81611	83,611	(2)	*

Richard L. Guido 121 Antebellum Dr. Meridianville, AL 35759	2,500	(3)	*

Peter C. Howell 15289 Russell Road Chagrin Falls, OH 44022	—		—

George M. Middlemas 225 W. Washington, #1500 Chicago, IL 60606	35,833	(4)	*

All officers and directors as a group (5 persons)	1,009,444	(5)	6.6%

TPC Ventures, LLC 8451 Delaware Street Thornton, CO 80260	1,909,705	(6)	13.2%

COMMON STOCK

Name and Address of Beneficial Owner	Number of Common Stock Shares		Percent of Outstanding Common Shares

Par Capital Management, Inc. Par Investment Partners, L.P. Par Group, L.P. One International Place, Suite 2401 Boston, MA 02110	1,856,739		12.9%

Apex Investment Fund II L.P. 225 W. Washington, #1500 Chicago, IL 60606	845,686	(7)	5.9%

* Less than 1%

1)                                      Includes 764,167 shares purchasable by Mr. Harding under currently exercisable options.

2)                                      Includes 2,500 shares purchasable by Mr. Augur under currently exercisable options. Includes 10,000 shares of common stock held by Patience Partners, L.P., a limited partnership in which a foundation controlled by Mr. Augur is a 60% limited partner and Patience Partners, LLC is a 40% general partner.  Patience Partners LLC is a limited liability company in which Mr. Augur owns a 50% membership interest.

3)                                      Includes 2,500 shares purchasable by Mr. Guido under currently exercisable options.

4)                                      Includes 2,500 shares purchasable by Mr. Middlemas under currently exercisable options. By virtue of his position with Apex, Mr. Middlemas is deemed to be the indirect beneficial owner of 845,686 shares owned by Apex.  Mr. Middlemas disclaims beneficial ownership of these shares.

5)                                      Includes 771,667 shares purchasable by directors and officers under currently exercisable options and 10,000 shares of common stock held by Patience Partners, L.P., as described in note 2 above.

6)                                      By reason of his role as manager of TPC Ventures, LLC, Ryan T. Clark is deemed the indirect beneficial owner of these shares.

7)                                      Apex is controlled through one or more partnerships.  The persons who have or share control of Apex after looking through one or more intermediate partnerships are referred to herein as “ultimate general partners.”  The ultimate general partners of Apex are: First Analysis Corporation, a Delaware corporation (“FAC”), Stellar Investment Co. (“Stellar”), a corporation controlled by James A. Johnson (“Johnson”); George M. Middlemas (“Middlemas”); and Chartwell Holdings Inc. (“Chartwell”), a corporation controlled by Paul J. Renze (“Renze”).

The business address of FAC, Stellar, Johnson, Middlemas, and Maxwell is 225 W. Washington Street, Suite 1550, Chicago, Illinois 60606.  The business address of Renze and Chartwell is 20 N Wacker Dr., Suite 2200, Chicago, IL 60606.

In addition to being the ultimate general partner of Apex, FAC is also the ultimate general partner or liquidating trustee of Environmental Private Equity Fund II, L.P. (“EPEF”), Environmental Venture Fund Liquidating Trust (“EVF”) and the Productivity Fund II Liquidating Trust (“PF II”), all of whom own the Company’s common stock but are less than 5% owners (with Apex this group is collectively referred to as the “Apex Partnerships”).  Due to these relationships, FAC may be deemed to be the indirect beneficial owner of 1,838,473 shares of the common stock held directly by Apex, EPEF, EF and PF II, which represents 12.7% of our outstanding common stock.  By reason of his status as the stockholder of FAC, F. Oliver Nicklin, Jr. may also be deemed to be the indirect beneficial owner of such shares.

By reason of their status as ultimate general partners of Apex, Stellar (and through Stellar, Johnson), Middlemas and Chartwell (and through Chartwell, Renze) may be deemed to be the indirect beneficial owners of 845,686 shares of common stock, or 5.9% of our outstanding stock.  When these shares are combined with his personal holdings of 35,833 (including 2,500 shares purchasable under currently exercisable options) shares of common stock,

Middlemas may be deemed to be the beneficial owner (directly with respect to his shares and indirectly as to the balance) of 881,519 shares of common stock, or 6.1% of the total outstanding stock.

By reason of his status as ultimate general partner of EPEF and liquidating trustee of PF II, Maxwell may be deemed to be the indirect beneficial owner of 667,783 shares of common stock, or 4.6% of such shares.

Each of the Apex Partnerships disclaims beneficial ownership of all shares of common stock described herein except those shares that are owned directly by that entity.  We understand that each of the other persons named as an officer, director, partner or other affiliate of any Apex Partnership herein disclaims beneficial ownership of all the shares of common stock described herein.

Each of the Apex Partnerships disclaims the existence of a “group” among any or all of them and further disclaims the existence of a “group” among any or all of them and any or all of the other persons named as an officer, director, partner or those affiliate of any of them, in each case within the meaning of Section 13(d) (3) of the 1934 Act.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages and titles of the persons who are currently our directors and executive officers, along with other positions they hold with us.

Name	Age	Position
Mark W. Harding	42	Director, President and CFO
Harrison H. Augur (1)(2)(3)	63	Chairman of the Board
Richard L. Guido (1)(2)(3)	61	Director
Peter C. Howell (1)(3)	56	Director
George M. Middlemas (2)	59	Director
Thomas P. Clark	deceased	Former Director (passed away June, 2005) and former CEO (retired November, 2004)

(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

(3)  Member of the Nominating and Corporate Governance Committee

Board Committees:

Audit Committee – Messrs. Augur, Middlemas and Guido were members of the Audit Committee until April 18, 2005, when Mr. Howell was appointed to the Audit Committee and was appointed the Audit Committee Chairman.  At that time, Mr. Middlemas stepped down from the Audit Committee.  The Board has determined that the Audit Committee members, as so reconstituted, meet the independence standards of NASDAQ.  In addition, the board has determined that at least one member of the Audit Committee is a financial expert.  That person, Mr. Howell, meets the SEC criteria of Audit Committee financial expert by reason of his education and his experiences in acquisitions and financial reporting.

The functions to be performed by the Audit Committee include the appointment, retention, compensation and oversight of the Company’s independent auditors, including pre-approval of all audit and non-audit services to be performed by such auditors. The Company adopted an Audit Committee Charter, which is incorporated by reference from the Proxy Statement for the Annual Meeting held April 12, 2004.  The Audit Committee Charter is also available on the Company’s website at www.purecyclewater.com.  The Audit Committee met six times during the fiscal year ended August 31, 2005; all members of the Audit Committee attended all meetings.

Compensation Committee – The Compensation Committee consists of Mr. Middlemas (Chairman), Mr. Augur and Mr. Guido.  The functions to be performed by the Compensation Committee include establishing the compensation of officers and directors and administering management incentive compensation plans.  The Compensation Committee held one meeting during the year ended August 31, 2005, and all members of the committee were present.

Nominating and Corporate Governance Committee – Effective April 18, 2005 the board appointed a Nominating and Corporate Governance Committee (the “Nominating Committee”) consisting on Messrs. Guido (Chairman), Howell and Augur.  The board of directors has determined that the members of the Nominating Committee meet the independence standards of NASDAQ.  In selecting nominees for the board, the Nominating Committee is seeking a board with a variety of experiences and expertise, and in selecting nominees it will consider business experience in the industry in which the Company operates, financial expertise, independence from the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and a reputation for integrity and professionalism.  Nominees must be at least 21 years of age and less than 70.  The Nominating Committee will consider nominations for director made by stockholders of record entitled to vote.  In order to make a nomination for election at the 2007 annual meeting, a stockholder must provide notice, along with supporting information regarding such nominee, to the Company’s Secretary by August 14, 2006.  The Nominating Committee evaluates nominees recommended by stockholders utilizing the same criteria it uses for other nominees.  The Company has adopted a Nominating Committee Charter which is available on its website at www.purecyclewater.com.  The Nominating Committee held one meeting during the fiscal year ended August 31, 2005, and all members of the committee were present.

Stockholder Communications – The board of directors has adopted a policy for stockholders to send communications to the board.  Stockholders wishing to send communications to the board may contact Mark W. Harding, President of Pure Cycle, at the Company’s principal place of business.  All such communications shall be shared with the members of the board, or if applicable, a specified committee or director.  All directors are expected to attend the Meeting.  All but one board member attended the 2005 Annual Meeting.

Board meetings held – During the fiscal year ended August 31, 2005, the board of directors held eight meetings.  All board members were present at each of the meetings with the exception of one board member who was absent from two meetings.

Relationship of Directors and Officers – None of the current directors or officers, or nominees for director, is related to any other officer or director of the Company or to any nominee for director.

Terms of Directors and Officers – All directors are elected for one-year terms which expire at the annual meeting of stockholders or until their successors are elected and qualified.  The Company’s officers are elected annually by the board of directors and hold office until their successors are elected and qualified.

Compensation of Directors – Until February 13, 2004, directors did not receive any compensation for serving on the board.  Effective February 13, 2004, the board approved the following compensation arrangement for non-employee directors:  Each non-employee director will receive a payment of $10,000 for each full year in which he or she serves as a director, with an additional payment of $1,000 for each committee on which he or she serves, and $1,000 for serving as chairman of the board.  An additional $500 will be paid to each director for attendance at each board meeting and, if committee meetings are held separate from board meetings, $500 will be paid for attendance at such committee meetings.

In addition to cash compensation, as part of the 2004 Equity Incentive Plan approved by stockholders at the 2004 Annual Meeting, each non-employee director receives an option to purchase 5,000 shares of common stock upon initial election or appointment to the board (which vest one half at each of the first and second anniversary dates of the grant), and an option to purchase 2,500 shares for each subsequent full year in which he or she serves as a director, which options vest one year from the date of grant.

Compensation of Officers – The following table sets forth information concerning the compensation received by or awarded to the Company’s former Chief Executive Officer and the Company’s President and Chief Financial Officer for the fiscal years ended August 31, 2005, 2004 and 2003:

Compensation Table

	Annual Compensation				Long Term Compensation
					Awards		Payouts
Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Restricted Stock Award(s) ($) (f)	Securities Underlying Options/SARS ($) (g)	LTIP Payouts ($) (h)	All Other Compensation
Mark W. Harding President and CFO	2005	200,000	150,000	—	—	—	—	—
	2004	80,000	120,000	—	—	—	—	—
	2003	80,000	—	—	—	—	—

Thomas P. Clark Former CEO (1)	2005	45,000	—	—	—	—	—	—
	2004	60,000	50,000	—	—	—	—	—
	2003	60,000	—	—	—	—	—	—

(1)  Mr. Clark resigned as our CEO in November of 2004, but remained an employee.  Mr. Clark passed away in June 2005.

Mr. Harding’s 2005 bonus was determined by the Compensation Committee based on the performance of Mr. Harding in negotiating the Arapahoe County Agreement for Water Service, his continued commitment to the success of the Company and his efforts in marketing the Company to the investing public.

Option/SAR Grants in the Last Fiscal Year – No option grants were made to executive officers in the last fiscal year.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

Name (a)	Shares acquired on exercise (#) (b)	Value realized (c)	Number of unexercised options/SARs at FY-end (#) exercisable/ unexercisable (d)	Value of unexercisable in-the-money options/SARs at FY-end ($) exercisable/ unexercisable (e)
Mark W. Harding	135,833	$727,000	764,167 / 0	$4,241,000 / 0

Long-Term Incentive Plans – Awards in the Last Fiscal Year – With the exception of stock option plans described above, the Company does not have any long-term incentive plans.

Section 16 (a) beneficial ownership reporting compliance – The Company’s directors and executive officers and persons who are beneficial owners of more than 10% of common stock are required to file reports of their holdings and transactions in common stock with the Securities and Exchange Commission and furnish the Company with such reports.  Based solely upon the review of the copies received by the Company, or upon written representations from these persons, the Company believes that, during the fiscal year ended August 31, 2005 all the directors, executive officers, and 10% beneficial owners had complied with the applicable Section 16 (a) filing requirements, except that Mr. Howell and TPC Ventures LLC each filed a late Form 3.

Code of Ethics – The Company has a code of ethics for its directors, officers and employees, which can be viewed on our website at www.purecyclewater.com.

Certain relationships and related transactions

Borrowings from Thomas P. Clark

From time to time since December 6, 1987, Thomas P. Clark, a former director and former Chief Executive Officer of the Company, loaned funds to the Company to cover operating expenses.  These funds have been treated by the Company as unsecured debt, and promissory notes have been issued to Mr. Clark.  The notes bear interest at rates ranging from 8.36% to 9.01% per annum, and mature on October 1, 2007.  To date, Mr. Clark has loaned the Company $310,720, of which $43,350 has been repaid, leaving a principal balance of $267,370.  As of December 1, 2005, the outstanding balance, including principal and accrued interest, on the Notes totaled $583,543.  All loans were made on terms determined by the board members (Mr. Clark abstaining) to be at market rates.  In June 2005, Mr. Clark passed away and therefore these promissory notes are currently payable to Mr. Clark’s estate.

Borrowings from LCH, Inc.

LCH, Inc., a Delaware corporation which owns 20% of LC Holdings, Inc., which is 80% owned by Mr. Clark’s estate, loaned the Company a total of $950,000 between November, 1988 and February, 1989.  The Notes were secured by a pledge of Company common stock owned by Mr. Clark.  During the fiscal year ended August 31, 1998, the Company reached an agreement with LCH, Inc. to defer payment of principal and interest on the Notes until October 1, 2007.

Effective August 31, 2004, LCH, Inc. retired $2,506,514 in debt (consisting of principal and interest) and terminated its right to receive $4,000,000 from the sale of Export Water in exchange for payment from the Company of $950,000 in cash and the surrender by Mr. Clark of 306,279 shares of the Company’s common stock that he had pledged to LCH to secure payment of the Company’s obligations.  In response to a claim by Mr. Clark, on January 13, 2005, the Company paid Mr. Clark $50,555 in cash and issued Mr. Clark 300,000 shares of restricted common stock.

Office Lease – The Company leases office space from the estate of Mr. Clark. Prior to September 1, 2004, the Company was not required to pay rent. Effective September 1, 2004 the Company executed a lease agreement whereby the Company leases the office space on a month-to-month basis for $1,000 per month, a rate that approximates market value.

Comprehensive Amendment Agreement – Mr. Augur and Mr. Middlemas (by reason of his status as ultimate general partner of Apex) are a party to the Comprehensive Amendment Agreement (the “CAA”) with the Company.  Under the CAA the Company is required to distribute to numerous external parties, at varying levels of priority, $23,415,389 of future proceeds received from the sale of Export Water (as defined therein).  Mr. Augur is a partner, with his wife, in a partnership that is entitled to receive a total of $150,000 thereunder.  Apex and therefore by reason of his status as ultimate general partner of Apex, Mr. Middlemas, is entitled to receive a total of $7,163,264 thereunder.

REPORT OF THE AUDIT COMMITTEE(1)

The Audit Committee of the board of directors is comprised of three directors and operates under a written charter adopted by the board of directors.  The charter is reassessed and updated at least annually, or as needed, in accordance with applicable rules of the Securities and Exchange Commission and the NASDAQ Stock Market.  Each of the members of the Audit Committee is a non-employee director and is independent as defined by the NASDAQ standards for independence.

Management is responsible for the Company’s internal controls and financial reporting process.  The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit Committee’s primary responsibility is to monitor and oversee these processes and recommend to the board of directors the selection of the Company’s independent auditors.  In fulfilling its oversight responsibilities, the Audit Committee reviewed with management, the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended August 31, 2005 with Anton Collins Mitchell LLP (“ACM”) and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance.  The Audit Committee discussed with ACM matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable.  ACM provided the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed ACM’s independence with ACM.

Based on the foregoing, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2005.

/s/ Peter C. Howell
/s/ Harrison H. Augur
/s/ Richard L. Guido

(1)  This section is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ELECTION OF DIRECTORS

(Proposal No. 1)

The current number of members of the board of directors is fixed at five.  The board of directors nominates the following five persons currently serving on the board for reelection to the board:  Mark W. Harding, Harrison H. Augur, Richard L. Guido, Peter C. Howell and George M. Middlemas.  Biographical information regarding the directors follows:

Mark W. Harding.  Mr. Harding joined Pure Cycle in April 1990 as the Corporate Secretary and Chief Financial Officer.  He was appointed President in April 2001, and joined the board of directors in 2004.  He brings a background in public finance and management consulting.  From 1988 to 1990, Mr. Harding worked for Price Waterhouse, where he provided public finance and other investment banking related services.  Mr. Harding is the President and serves on the board of directors of the Rangeview Metropolitan District.  Mr. Harding has a B.S. Degree in Computer Science and a Masters in Business Administration in Finance from the University of Denver.

Harrison H. Augur.  Mr. Augur joined the board and was elected Chairman in April 2001.  For more than 20 years, Mr. Augur has been involved with investment management and venture capital investment groups.  Mr. Augur has been a general partner of CA Partners since 1987, and general partner of Patience Partners LLC since 1999. Mr. Augur received a Bachelor of Arts degree from Yale University, an LLB degree from Columbia University School of Law, and an LLM degree from New York University School of Law.

Richard L. Guido.  Mr. Guido previously served as a member of the board from July 1996 through August 31, 2003, when he was an employee of Inco Limited (he was employed at Inco Limited from 1980 through February 2004) pursuant to a voting agreement between Inco and the Company.  That agreement is no longer in effect.  Mr. Guido then rejoined the board in 2004.  Mr. Guido was Associate General Counsel of Inco Limited and President, Chief Legal Officer and Secretary of Inco United States, Inc. Mr. Guido received a Bachelor of Science degree from the United States Air Force Academy, a Master of Arts degree from Georgetown University, and a Juris Doctor degree from the Catholic University of America.

Peter C. Howell. Mr. Howell was appointed to fill a vacancy on the board on February 3, 2005.  From 1997 to present, Mr. Howell has served as an advisor to various business enterprises in the area of acquisitions, marketing and financial reporting.  From August 1994 to August 1997, Mr. Howell served as the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health-O-Meter) and from 1989 to 1994 Mr. Howell served as Chief Executive Officer and a director of Mr. Coffee, Inc.  Mr. Howell is a member of the board of directors of Libbey, Inc. and a number of private companies.  Mr. Howell received a Master of Arts degree in Economics from Cambridge University.

George M. Middlemas.  Mr. Middlemas has been a director since April 1993.  Mr. Middlemas has been a general partner with Apex Investment Partners, a diversified venture capital management group, since 1991.  From 1985 to 1991, Mr. Middlemas was Senior Vice President of Inco Venture Capital Management, primarily involved in venture capital investments for Inco Securities Corporation.  From 1979 to 1985, Mr. Middlemas was Vice President and a member of the Investment Committee of Citicorp Venture Capital Ltd., where he sourced, evaluated and completed investments for Citicorp. Mr. Middlemas is a director of Tut Systems and Pennsylvania State University-Library Development Board. Mr. Middlemas received a Bachelors degree in History and Political Science from Pennsylvania State University, a Masters degree in Political Science from the University of Pittsburgh and a Master of Business Administration from Harvard Business School.

The Proxy cannot be voted for more than the five nominees named.  Directors are elected for one-year terms or until the next Annual Meeting of the Stockholders and until their successors are elected and qualified.  All of the nominees have expressed their willingness to serve, but if because of circumstances not contemplated, one or more nominees is not available for election, the proxy-holders named in the enclosed proxy card intend to vote for such other person or persons as the Nominating Committee may nominate.

Mr. Middlemas was designated as a nominee to the board of directors pursuant to the Environmental Private Equity Fund II, L.P. (“EPEF”) Voting Agreement, which agreement obligates; (by reason of the transfer of Mr. Clark’s shares in the Company for estate planning purposes), TPC Ventures, LLC; Ms. Hansson, a former director of the

Company; the Apex Partnerships; and Fletcher Byrom, a former director of the Company, to vote for the designee of the EPEF.  This agreement will terminate at such time as EPEF no longer owns shares of common stock of the Company, or warrants to acquire shares of common stock, which aggregate 130,100 shares of common stock.  As of December 1, 2005, EPEF owned 416,584 shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE SIX PERSONS NOMINATED.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

Action is to be taken by the stockholders at the Meeting with respect to the ratification and approval of the selection by the Audit Committee of the Company’s board of directors of Anton Collins Mitchell LLP (“ACM”) to be the independent auditors of the Company for the fiscal year ending August 31, 2006. In the event of a negative vote on such ratification, the Audit Committee of the board of directors will reconsider its selection.  A representative of ACM is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do, and is expected to be available to respond to appropriate questions.

Change in Auditors – On December 15, 2004, Pure Cycle replaced KPMG, LLP as its independent registered public accountant.  The reports of KPMG, LLP for the years ended August 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The decision to replace KPMG, LLP was approved by the Audit Committee of the board of directors.

KPMG’s reports on the financial statements of the Company for the fiscal years ended August 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended August 31, 2004 and 2003, and the subsequent interim period through December 15, 2004 (the date of the change in auditors), there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company, and (ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

On December 15, 2005, the Company engaged its new independent registered public accountant, ACM.  Since its appointment, the Company has not consulted with ACM on matters of the type contemplated by Item 304(a)(2) of Regulation S-K.

ACM has no direct or indirect financial interest in the Company and does not have any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.  Neither the Company, nor any officer, director or associate of the Company has any interest in ACM.

Audit Fees – For the fiscal year ended August 31, 2005, ACM’s fees for annual audit services and the review of interim financial statements was $31,500.  For the fiscal year ended August 31, 2004, KPMG’s fees for annual audit services and the review of interim financial statements was $45,000.  The Audit Committee approved 100% of these fees in accordance with the Audit Committee Charter.

Audit-Related Fees – During the fiscal year ended August 31, 2004, KPMG’s fees for audit-related services was $69,200.  This related to the review of the Registration Statement used in the equity offering completed in June 2004.  There were no audit-related fees incurred during fiscal 2005.

Tax and Other Fees – The Company did not pay ACM or KPMG any fees related to tax consultations, tax return preparation or other professional services.

Pre-Approval Policy – The Audit Committee has established a pre-approval policy in its Charter.  In accordance with the policy, the Audit Committee pre-approves all audit, non-audit and internal control related services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ANTON COLLINS MITCHELL LLP AS INDEPENDENT AUDITORS.

ACTION TO BE TAKEN UNDER THE PROXY

The accompanying Proxy will be voted “FOR” approval of proposal 2 and “FOR” the directors nominated by the board, unless the Proxy is marked in such a manner as to withhold authority to so vote.  The accompanying Proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.  Management knows of no other matters, other than the matters set forth above, to be considered at the Meeting.  If, however, any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter.  The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the Proxy Statement for the 2007 Annual Meeting of Stockholders must be received at the principal executive offices of the Company by August 14, 2006 but not before June 15, 2006.  For more information refer to the Company’s Bylaws which were filed as Exhibit 3.2 to the Registration Statement on Form SB-2/A filed on June 10, 2004. The Company is not required to include proposals received outside of these dates in the proxy materials for the 2007 Annual Meeting of Stockholders.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED AUGIST 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDER’S, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY AT:  PURE CYCLE CORPORATION, 8451 DELAWARE STREET, THORNTON, CO 80260 OR BY SENDING AN EMAIL TO INFO@PURECYCLEWATER.COM.  ADDITIONALLY, A COPY CAN BE FOUND ON THE COMPANY’S WEBSITE AT WWW. PURECYCLEWATER.COM.

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☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Mark W. Harding	☐	☐	04 - Peter C. Howell	☐	☐

02 - Harrison H. Augur	☐	☐	05 - George M. Middlemas	☐	☐

03 - Richard L. Guido	☐	☐

B	Issue
The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Vote to Ratify the selection of Anton Collins Mitchell LLP as our independent auditors.	☐	☐	☐

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		☐☐ /	☐☐ /	☐☐☐☐

1 U P X	H H H	P P P P	0 0 7 2 5 0

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Proxy - Pure Cycle Corporation

Proxy Solicited by Board of Directors for Annual Meeting - January 17, 2006

Harrison H. Augur and Mark W. Harding, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pure Cycle Corporation to be held on January 17, 2006 at 2PM Mountain time at the offices of Davis, Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO 80202, or at any postponement or adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)